EXHIBIT 10.1

LOOP INDUSTRIES, INC.

SUBSCRIPTION MATERIALS

Up to 1,000,000 shares of Common Stock

These Subscription Materials for share of Common Stock of Loop Industries, Inc. (NASDAQ:LOOP) contain the following documents:

1.	Subscription Agreement (including subscription form and warrant);

2.	Common Stock Purchase Agreement;

3.	Prospective Investor Suitability Questionnaire; and

4.	Accredited Investor Certificate (including Appendix A and Appendix B)

These documents must be fully completed and signed by each prospective Investor. If the Investor is a corporation, partnership or trust, these documents must be completed and executed by the authorized corporate officer, general partners or trustees who make the investment decisions on behalf of the corporation, partnership or trust.

PAYMENT AND RETURN OF DOCUMENTS

Your Subscription Agreement and Signature Pages should be returned to the following address:

Loop Industries, Inc.

480 rue Fernand-Poitras

Terrebonne, Quebec

J6Y 1Y4

c/o Antonella Penta (apenta@loopindustries.com)

At the same time, any purchase price that has not been paid yet should be either delivered to the above mentioned address in the form of a bank check or money order made to the order of “Loop Industries, Inc.” or, in the alternative, funds may be sent by federal funds wire transfer to the instructions as set out in Schedule B attached hereto.

At such time as funds are wired, please call Nicolas Lafond at (450) 951-8555 x 228 with the amount wired and the wire identification number.

FURTHER INFORMATION

In the event that you desire any further information or have questions regarding the completion and delivery of the subscription documents, please call:

Antonella Penta, Loop Industries, Inc.	450-951-8555 x 220

Megan Baier, Wilson Sonsini Goodrich & Rosati P.C.	212-497-7736

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LOOP INDUSTRIES, INC. SUBSCRIPTION AGREEMENT

The undersigned (“Subscriber”) hereby offers to purchase Common Stock (the “Common Stock”) issued by Loop Industries, Inc. (the “Company”) in the amount set forth below pursuant to the terms of the Stock Purchase Agreement (in substantially the form accompanying these Subscription Materials, including such changes as may be agreed to by the Company, herein referred to as the “Purchase Agreement”).

Subscriber hereby tenders funds in the required amount as described below. Acceptance of this subscription shall occur only upon transmission of written confirmation from the Company to Subscriber’s fax number or e-mail address indicated below (or if no fax number or e-mail address is indicated, upon the Company depositing such confirmation with the U.S. mail or other delivery service). Upon acceptance of this subscription by the Company, the Purchase Agreement will become binding contractual obligations of both the Company and Subscriber. Performance under the agreement will be subject to satisfaction of the terms and conditions contained in such agreements.

All funds received from Subscribers will be deposited in a non-interest bearing account (the “Escrow Account”) in the name of the Company, which funds will not be used by the Company until the closing.

The Company will consider acceptance of this subscription until January 8, 2018, provided that in the Company’s sole discretion, consideration of this subscription may be terminated on an earlier date or extended by a period not to exceed twenty (20) days.

Subscriber understands that (i) the Company shall have the right to accept or reject this subscription, in whole or in part, in its sole discretion; and (ii) this subscription is and shall be irrevocable, but Subscriber’s obligations hereunder will terminate unless this subscription is accepted by the Company on or prior to January 18, 2018, or such later date as the Company may establish for a closing of the sale of Common Stock.

If this subscription is rejected in whole or in part, the Company will return the funds which Subscriber has tendered, or a pro rata amount thereof, together with Subscriber’s pro rata share of any interest earned thereon (less applicable bank fees) within two (2) business days of having notified the Subscriber that the subscription was rejected in whole or in part. If the Company fails to return the payment within such two (2) business days, the Company shall pay interest thereon at an annual rate (but with interest accruing on a daily basis) of 10% in respect of the period starting on the due date of payment and ending on the actual date of payment, such interest to run from the date upon which payment of such sum became due until payment thereof in full. Any interest earned on funds ultimately distributed to the Company shall be retained by Company. As soon as practicable after the closing date, the Company’s transfer agent will deliver statements of book entry indicating that the shares purchased are registered in Subscriber’s name.

Subscriber hereby represents and warrants that the information concerning Subscriber in the Investor Suitability Questionnaire attached hereto is true and correct as of the date hereof, and that Subscriber will promptly inform the Company if such information ceases to be accurate at any point prior to the Company’s acceptance of this subscription.

(Signatures to follow)

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SUBSCRIPTION FORM

Subscriber has tendered the following amount to the Company as specified above:

1. Number of Shares Subscribed: __________________

2. Purchase Price Per Share: $12.00

3. Subscription Amount Tendered with this Subscription: __________________

Executed by the undersigned Subscriber on this date: __________________

Name: ________________________________

By: _______________________________

(Signature)

Name: ____________________________

(if different from Subscriber)

Title: _____________________________

(if applicable)

(Do not write below this line; to be completed by Company)

===========================================================================================================

ACCEPTANCE OF SUBSCRIPTION

The Company accepts the following amount of the foregoing subscription:

1. Number of Shares Accepted:_____________________

2. Subscription Amount Accepted: _____________________

The Company has issued the attached check representing any unaccepted funds together with interested earned while such amounts were held in the Escrow Account.

Loop Industries, Inc.

By: _______________________

Name:

Title:

Date:

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LOOP INDUSTRIES, INC.

STOCK PURCHASE AGREEMENT

This Stock Purchase Agreement (the “Agreement”) is entered into by and between Loop Industries, Inc., a Nevada corporation (the “Company”) and the individual or entity whose name appears on the signature page hereto (the “Purchasers”).

WHEREAS, the Purchasers desire to purchase from the Company, and the Company desires to sell to the Purchasers, certain shares of common stock, par value $0.0001 per share, of the Company (the “Common Stock”) pursuant to the terms and conditions of this Agreement.

NOW, THEREFORE, in consideration of the foregoing premises and the mutual agreements contained herein, and for other good and valuable consideration, the parties hereto agree as follows:

1. Sale of Shares. Subject to the terms and conditions of this Agreement, each Purchaser hereby agrees to purchase, and the Company agrees to sell and issue to such Purchaser, the number of shares of Common Stock set forth on the signature page hereto opposite such Purchaser’s name (the “Shares”), at the aggregate purchase price (the “Purchase Price”) set forth thereon.

2. Closing; Delivery.

2.1 Closing. The purchase and sale of the Shares shall take place remotely via the exchange of documents and signatures, on a date to be determined by the Company, following approval by its Board of Directors (the “Closing”).

2.2 Delivery. Within fifteen (15) business days of the Closing, the Company will deliver to each Purchaser a statement of ownership in such Purchaser’s name representing the number of Shares that such Purchaser is purchasing at the Closing against payment of the purchase price therefor as set forth in Section 1 hereto.

3. Representations and Warranties of Purchaser. Each Purchaser represents and warrants to the Company as follows:

3.1 No Registration. The Purchaser understands that the Shares have not been, and will not be, registered under the Securities Act of 1933, as amended (the “Securities Act”) by reason of a specific exemption from the registration provisions of the Securities Act, the availability of which depends upon, among other things, the bona fide nature of the investment intent and the accuracy of the Purchaser’s representations as expressed herein or otherwise made pursuant hereto.

3.2 Own Account. The Purchaser is acquiring the Shares for investment for its own account, not as a nominee or agent, and not with the view to, or for resale in connection with, any distribution thereof, and that the Purchaser has no present intention of selling the same. The Purchaser further represents that it does not have any contract, undertaking, agreement or arrangement with any person or entity to sell, transfer or grant participation to such person or entity or to any third person or entity with respect to any of the Shares.

3.3 Economic Risk. The Purchaser understands and acknowledges that the Company has a limited financial and operating history and that an investment in the Company is highly speculative and involves substantial risks. The Purchaser can bear the economic risk of the Purchaser’s investment and is able, without impairing the Purchaser’s financial condition, to hold the Shares for an indefinite period of time and to suffer a complete loss of the Purchaser’s investment.

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3.4 Access to Information. The Purchaser has had an opportunity to ask questions of, and receive answers from, the officers of the Company concerning this Agreement, the exhibits attached hereto and thereto and the transactions contemplated by this Agreement, as well as the Company’s business, management and financial affairs, which questions were answered to its satisfaction. The Purchaser believes that it has received all the information the Purchaser considers necessary or appropriate for deciding whether to purchase the Shares. The Purchaser acknowledges that any business plans prepared by the Company have been, and continue to be, subject to change and that any projections included in such business plans or otherwise are necessarily speculative in nature, and it can be expected that some or all of the assumptions underlying the projections will not materialize or will vary significantly from actual results. The Purchaser also acknowledges that it is relying solely on its own counsel and not on any statements or representations of the Company or its agents for legal advice with respect to this investment or the transactions contemplated by this Agreement.

3.5 Residence. The residency of the Purchaser is correctly set forth on the signature page hereto.

3.6 Accredited Investor. The Purchaser is an “accredited investor” within the meaning of Regulation D, Rule 501(a), promulgated by the SEC under the Securities Act and shall submit to the Company such further assurances of such status as may be reasonably requested by the Company.

3.7 Rule 144. The Purchaser acknowledges that the Shares must be held indefinitely unless subsequently registered under the Securities Act or an exemption from such registration is available. The Purchaser is aware of the provisions of Rule 144 promulgated under the Securities Act which permit resale of shares purchased in a private placement subject to the satisfaction of certain conditions, which may include, among other things, the availability of certain current public information about the Company; the resale occurring not less than a specified period after a party has purchased and paid for the security to be sold; the number of shares being sold during any three-month period not exceeding specified limitations; the sale being effected through a “brokers’ transaction,” a transaction directly with a “market maker” or a “riskless principal transaction” (as those terms are defined in the Securities Act or the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder); and the filing of a Form 144 notice, if applicable. The Purchaser understands that the current public information referred to above is not now available and the Company has no present plans to make such information available. The Purchaser acknowledges and understands that the Company may not be satisfying the current public information requirement of Rule 144 at the time the Purchaser wishes to sell the Shares, and that, in such event, the Purchaser may be precluded from selling such securities under Rule 144, even if the other applicable requirements of Rule 144 have been satisfied. The Purchaser acknowledges that, in the event the applicable requirements of Rule 144 are not met, registration under the Securities Act or an exemption from registration will be required for any disposition of the Shares. The Purchaser understands that, although Rule 144 is not exclusive, the Securities and Exchange Commission has expressed its opinion that persons proposing to sell restricted securities received in a private offering other than in a registered offering or pursuant to Rule 144 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales and that such persons and the brokers who participate in the transactions do so at their own risk.

3.8 No Public Market. The Purchaser understands and acknowledges that no public market now exists for the Shares and that the Company has made no assurances that a public market will ever exist for the Shares.

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3.9 Authority. The Purchaser has all requisite power and authority to execute and deliver this Agreement, to purchase the Shares hereunder and to carry out and perform its obligations under the terms of this Agreement. All action on the part of the Purchaser necessary for the authorization, execution, delivery and performance of this Agreement, and the performance of all of the Purchaser’s obligations under this Agreement, has been taken or will be taken prior to the date of the Closing. This Agreement, when executed and delivered by the Purchaser, will constitute a valid and legally binding obligation of the Purchaser, enforceable in accordance with their terms except as limited by applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, and as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies or by general principles of equity.

3.10 Consent. No consent, approval, authorization, order, filing, registration or qualification of or with any court, governmental authority or third person is required to be obtained by the Purchaser in connection with the execution and delivery of this Agreement by the Purchaser or the performance of the Purchaser’s obligations hereunder or thereunder.

3.11 No Bad Actor Disqualification. Neither (a) the Purchaser, (b) any of its directors, executive officers, other officers that may serve as a director or officer of any company in which it invests, general partners or managing members, nor (c) any beneficial owner of the Company’s voting equity securities (in accordance with Rule 506(d) of the Securities Act) held by the Purchaser is subject to any Disqualification Event (as defined below), except for Disqualification Events covered by Rule 506(d)(2)(ii) or (iii) or (d)(3) under the Securities Act and disclosed reasonably in advance of the Closing in writing in reasonable detail to the Company.

3.12 Legends. The Purchaser understands and agrees that the certificate(s) or statement(s) of ownership evidencing the Shares, or any other securities issued in respect of the Shares upon any stock split, stock dividend, recapitalization, merger, consolidation or similar event, shall bear the following legend:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER SUCH ACT AND/OR APPLICABLE STATE SECURITIES LAWS, OR UNLESS THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL OR OTHER EVIDENCE, REASONABLY SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED.”

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3.13 Canadian Securities Laws. In addition to the representations and warranties set forth above, for purposes of complying with Canadian securities laws applicable to the Company, each Purchaser represents and warrants to the Company that it is purchasing the Shares as principal for its own account, not for the benefit of any other person, for investment only and not with a view to the resale or distribution of all or any of the Shares, and if the Purchaser is acting for a principal, such principal is purchasing as principal for its own account, not for the benefit of any other person, for investment only and not with a view to resale or distribution, and such Purchaser is either (a) an “accredited investor” as such term is defined in National Instrument 45-106 – Prospectus Exemptions (“NI 45-106”); provided however: (i) it was not created or used solely to purchase or hold securities as an accredited investor as described in paragraph (m) of the definition of “accredited investor” in NI 45-106, and (ii) it has concurrently executed and delivered an “Accredited Investor’s Representation Letter” in the form attached to this Subscription Agreement as Schedule A (including Appendix B to Schedule A thereto if the Purchaser is an individual) and specifically represents and warrants that one or more of the categories set forth in Appendix A attached to the Accredited Investor’s Representation Letter, in all respects, describes the Purchaser and will describe the Purchaser as at the time of Closing, and the Purchaser has so indicated by initialing next to the category in such Appendix A which so described it; or (b) is purchasing the Shares pursuant to another exemption from the prospectus and registration requirements (particulars of which have been enclosed herewith by the Purchaser, subject to the satisfaction of the Company) available to such Purchaser under applicable Canadian securities laws and shall deliver to the Company such further particulars of the exemption(s) and the Purchaser’s qualifications thereunder as the Company or its counsel may request.

3.14 Canadian Resale Restrictions. The Purchaser understands and agrees that the Shares are subject to resale restrictions under applicable Canadian securities legislation, regulation, rules, order and policies relating to the sale of the Shares, including a four (4) month restricted period on resale under National Instrument 45-102 – Resale of Securities, and agrees that it will comply with all relevant Canadian securities legislation concerning any resale of the Shares and acknowledges that it has been advised to consult with its legal advisors with respect to complying with all restrictions applicable to any such resale. In addition to any other applicable legends, the Shares will also be subject to the following resale restriction:

“UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY BEFORE THE DATE THAT IS 4 MONTHS AND A DAY AFTER THE LATER OF (i) [INSERT CLOSING DATE] AND (ii) THE DATE THAT THE ISSUER BECAME A REPORTING ISSUER IN ANY PROVINCE OR TERRITORY OF CANADA.”

4. Representations and Warranties of the Company. The Company represents and warrants to the Purchaser that:

4.1 Organization, Good Standing and Qualification. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada and has full corporate power and authority to conduct its business.

4.2 Authority. The Company has all requisite corporate power and authority to execute and deliver this Agreement, to issue the Shares hereunder and to carry out and perform its obligations under the terms of this Agreement. All corporate action on the part of the Company necessary for the authorization, execution, delivery and performance of this Agreement, and the performance of all of the Company’s obligations under this Agreement, has been taken. This Agreement constitutes a valid and legally binding obligation of the Company, enforceable in accordance with its terms except as limited by applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, and as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies or by general principles of equity. The Shares, when issued and fully paid for in accordance with the terms of this Agreement, will be validly issued, fully paid and nonassessable and will be free of restrictions on transfer other than restrictions set forth herein and under applicable federal and state securities laws.

4.3 Enforceability. This Agreement has been, or will be, duly executed and delivered by the Company and constitutes, or will constitute, a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as limited by bankruptcy, insolvency or other laws of general application relating to or affecting the enforcement of creditors’ rights generally and general principles of equity.

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4.4 No Bad Actor Disqualification. The Company has exercised reasonable care, in accordance with the Securities and Exchange Commission’s (the “SEC”) rules and guidance, to determine whether any Covered Person (as defined below) is subject to any of the “bad actor” disqualifications described in Rule 506(d)(1)(i) through (viii) under the Securities Act (“Disqualification Events”). To the Company’s knowledge, no Covered Person is subject to a Disqualification Event, except for a Disqualification Event covered by Rule 506(d)(2) or (d)(3) under the Securities Act. The Company has complied, to the extent applicable, with any disclosure obligations under Rule 506(e) under the Securities Act. “Covered Persons” are those persons specified in Rule 506(d)(1) under the Securities Act, including the Company; any predecessor or affiliate of the Company; any director, executive officer, other officer participating in the offering, general partner or managing member of the Company; any beneficial owner of 20% or more of the Company’s outstanding voting equity securities, calculated on the basis of voting power; any promoter (as defined in Rule 405 under the Securities Act) connected with the Company in any capacity at the time of the sale of the Common Stock; and any person that has been or will be paid (directly or indirectly) remuneration for solicitation of purchasers in connection with the sale of the Common Stock (a “Solicitor”), any general partner or managing member of any Solicitor, and any director, executive officer or other officer participating in the offering of any Solicitor or general partner or managing member of any Solicitor.

4.5 Non-Contravention. The execution and delivery by the Company of this Agreement and the performance and consummation of the transactions contemplated thereby do not and will not violate the Company’s certificate of incorporation or bylaws or any material judgment, order, writ, decree, statute, rule or regulation applicable to the Company.

5. Resale Registration. No later than the 60th day following the date of this Agreement, the Company shall, at its sole expense, file a shelf registration statement on Form S-1 or such other form under the Securities Act then available to the Company (the “Resale Registration Statement”) providing for the resale, from time to time, of the Shares purchased by the Purchasers pursuant to this Agreement (the “Resale Shares”). Such registration pursuant to this Section 5, including as amended, renewed or replaced, is referred to herein as a “Resale Registration.” The Company shall use its reasonable best efforts to keep the Resale Registration Statement continuously effective under the Securities Act and applicable state securities laws until the one (1) year anniversary of this Agreement. The filing of the Resale Registration Statement will not affect the inclusion of any Resale Shares in any other registration statement hereunder.

6. Warrants. Concurrently with the Closing, the Company will issue to each of the Purchasers, a warrant in the form attached hereto as Exhibit A (each, a “Warrant” and, collectively, the “Warrants”) to purchase up to a number of shares of Common Stock equal to 25% of the Shares purchased by such Purchaser pursuant to this Agreement.

7. Piggy-Back Registration. For two (2) years following the Closing, if at any time the Company shall determine to prepare and file with the SEC a registration statement relating to an offering for its own account or the account of others under the Securities Act of any of its equity securities, other than on Form S-4 or Form S-8 (each as promulgated under the Securities Act) or their then equivalents relating to equity securities to be issued solely in connection with any acquisition of any entity or business or equity securities issuable in connection with stock option or other employee benefit plans, then the Company shall send to each Investor written notice of such determination and if, within ten days after receipt of such notice, any such Investor shall so request in writing, the Company shall use commercially reasonable efforts to include in such registration statement all or any part of the Shares held by such Investor that such Investor requests to be registered. If an offering in connection with which an Investor is entitled to registration under this Section 7 is an underwritten offering, then each Investor whose Shares are included in such registration statement shall, unless otherwise agreed by the Company, (i) offer and sell his, her or its Shares in an underwritten offering using the same underwriter(s) and on the same terms and conditions as other shares of the Common Stock included in such underwritten offering, (ii) enter into the underwriting agreement and lock-up agreements as agreed upon by the Company and the underwriter(s) and (iii) cooperate with and provide any documentation agreed upon by the Company and the underwriter(s) to effectuate such offering.

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8. Subsequent Equity Sales. From the date hereof until ninety (90) days following the Closing Date, in the event the Company issues shares of Common Stock or any securities of the Company which would entitle the holder thereof to acquire at any time Common Stock, including, without limitation, any debt, preferred stock, right, option, warrant or other instrument that is at any time convertible into or exercisable or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock (“Common Stock Equivalents”) without consideration or for a consideration per share less than $12.00 per share (other than (i) the issuance, grant or sale of Common Stock, options to purchase shares of Common Stock or Common Stock issuable upon the exercise of options or other equity awards pursuant to the any stock option, stock bonus, employee stock purchase or other stock plan or arrangement or pursuant to any qualifying inducement award under NASDAQ rules, (ii) the issuance of securities in connection with an acquisition, merger or sale or purchase of assets, (iii) the issuance of any shares of Common Stock issuable upon the exchange, conversion or redemption of securities or the exercise of warrants, options or other rights in effect or outstanding, (iv) the issuance or sale of shares of Common Stock, or securities convertible into or exercisable for Common Stock, issued in connection with a transaction with an unaffiliated third party that includes a bona fide commercial relationship (including joint ventures, credit agreements, marketing or distribution arrangements, collaboration agreements or intellectual property license agreements, or (v) the Warrants or any shares of Common Stock issuable upon exercise thereof), then each Investor hereunder, concurrently with such issue, shall receive an additional amount of shares of Common Stock equal to (y) the quotient of (A) the aggregate price paid by the Investor for the total number of Shares purchased by such Investor pursuant to this Agreement, divided by (B) the price per share paid by the recipient of shares of Common Stock or Common Stock Equivalents issued without consideration or for a consideration per share less than $12.00 per share in violation of this Section, minus (z) the number of Shares purchased by such Investor pursuant to this Agreement.

9. Miscellaneous.

9.1 Governing Law. This Agreement shall be governed in all respects by the internal laws of the State of Nevada as applied to agreements entered into among Nevada residents to be performed entirely within Nevada, without regard to principles of conflicts of law.

9.2 Survival. The representations and warranties contained herein shall survive the execution and delivery of this Agreement and the sale of the Shares.

9.3 Successors and Assigns. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto.

9.4 Entire Agreement. This Agreement embodies the entire understanding and agreement between the Purchaser and the Company and supersedes all prior agreements and understandings relating to the subject matter hereof.

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9.5 Notices. All notices and other communications required or permitted hereunder shall be effective upon receipt and shall be in writing and may be delivered in person, by telecopy, electronic mail, overnight delivery service or U.S. mail, addressed (a) if to the Purchaser, at its address set forth on the signature page to this Agreement, or at such other address as the Purchaser shall have furnished to the Company in writing, or (b) if to the Company, at its address set forth on the signature page to this Agreement, or at such other address as the Company shall have furnished to the Purchaser in writing, with a copy to Martin Waters, Wilson Sonsini Goodrich & Rosati, Professional Corporation, mwaters@wsgr.com, 12235 El Camino Real # 200, San Diego, CA 92130 and Megan Baier, Wilson Sonsini Goodrich & Rosati, Professional Corporation, mbaier@wsgr.com, 1301 Avenue of the Americas, New York, New York, 10019.

9.6 Titles and Subtitles. The titles of the paragraphs and subparagraphs of this Agreement are for convenience of refer-ence only and are not to be considered in construing this Agreement.

9.7 Waivers and Amendments. Any term of this Agreement or the Subscription Agreements may be amended and the observance of any term hereof or thereof may be waived, amended, discharged or terminated with the written consent of the Company and the holders of a majority of the Shares then outstanding (a “Majority in Interest of Purchasers”). Any waiver, amendment, discharge or termination effected in accordance with this Section 9.7 shall be binding upon each holder of any Shares purchased under the Subscription Agreements at the time outstanding, each future holder of any Shares and the Company. The Purchaser acknowledges that, by the operation of this Section 9.7, a Majority in Interest of Purchasers will have the right and power to diminish or eliminate all rights of such Purchaser under this Agreement.

9.8 Expenses. The Company and the Purchaser shall bear their own expenses incurred on their own behalf with respect to this Agreement and the transactions contemplated hereby.

9.9 Counterparts. This Agreement may be executed in counterparts, all of which, taken together, shall constitute the entire Agreement.

9.10 Electronic Signatures. For purposes of this Agreement, a facsimile or other electronic version of a party’s signature, such as a .pdf, printed by a receiving facsimile or printer shall be deemed an original signature.

[Remainder of Page Intentionally Left Blank]

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The parties have executed this Stock Purchase Agreement effective as of _________________.

COMPANY:	LOOP INDUSTRIES, INC.

By:

Name:

Title:

[Signature Page to Stock Purchase Agreement]

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PURCHASER:

__________________________________

Name of Subscriber (use full entity name, if Subscriber is not an individual)

By: _______________________________

(Signature)

Name: ____________________________

(if different from Subscriber)

Title: _____________________________

(if applicable)

Address:

________________________________

________________________________

________________________________

(Do not write below this line; to be completed by Company)

========================================================================================

Total number of Shares: __________________

Aggregate Purchase Price: $_______________

[Signature Page to Stock Purchase Agreement]

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INVESTOR SUITABILITY QUESTIONNAIRE

This questionnaire is used to determine whether you are an “accredited investor” within the meaning of Regulation D, Rule 501(a), promulgated by the Securities and Exchange Commission under the Securities Act of 1933, as amended. Loop Industries, Inc. will keep all information you provide in response to this questionnaire strictly confidential.

I, the undersigned, represent to Loop Industries, Inc. (the “Company”) the statements selected below. I also agree to furnish any additional information that the Company deems necessary to verify the information provided below.

Please Check All Boxes That Apply

Category I	☐

The undersigned is an individual (not a partnership, corporation, etc.) whose individual net worth, or joint net worth with his or her spouse, presently exceeds $1,000,000.

Explanation. In calculating net worth, you may include equity in personal property, cash, short-term investments, stock and securities but you should exclude your principal residence. Equity in personal property should be based on the fair market value of such property less debt secured by such property.

Category II	☐

The undersigned is an organization within the meaning of Section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership that was not formed for the specific purpose of acquiring the Common Stock of the Company and that has total assets in excess of $5,000,000.

Category III (a)	☐

The undersigned is an individual (not a partnership, corporation, etc.) who reasonably expects an individual income in excess of $200,000 in the current year and had an individual income in excess of $200,000 in each of the last two years (including foreign income, tax exempt income and the full amount of capital gains and losses but excluding any income of the undersigned’s spouse or other family members and any unrealized capital appreciation);

Or

Category III (b)	☐

The undersigned is an individual (not a partnership, corporation, etc.) who, together with his or her spouse, reasonably expects joint income in excess of $300,000 for the current year and had joint income in excess of $300,000 in each of the last two years (including foreign income, tax exempt income and the full amount of realized capital gains and losses).

Category IV	☐	The undersigned is a director or executive officer of the Company.
Category V	☐

The undersigned is a bank, savings and loan association or credit union, insurance company, registered investment company, registered business development company, licensed small business investment company, an employee benefit plan maintained by a state whose total assets exceed $5,000,000, or employee benefit plan within the meaning of Title 1 of ERISA whose plan fiduciary is either a bank, insurance company or registered investment advisor or whose total assets exceed $5,000,000.

Describe entity: ____________________________

________________________________________

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Category VI	☐	The undersigned is a private business development company as defined in Section 202(a)(22) of the Investment Advisors Act of 1940.
Category VII	☐

The undersigned is a trust with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Common Stock of the Company, whose purchase is directed by a sophisticated person (a person who either alone or with his or her purchaser representative(s) has such knowledge and experience in financial and business matters that he or she is capable of evaluating the merits and risks of the prospective investment). A copy of the declaration of trust or trust agreement and a representation as to the sophistication of the person directing purchases for the trust is enclosed.

Category VIII	☐	The undersigned is a self-directed employee benefit plan for which all persons making investment decisions are “accredited investors” within one or more of the categories described above.
Category IX	☐

The undersigned is an entity in which all of the equity owners are “accredited investors” within one or more of the categories described above. If relying upon this category alone, each equity owner must complete a separate copy of this agreement.

Describe entity: _________________________

_____________________________________

Category X	☐	The undersigned does not come within any of the Categories I–IX set forth above.

Date: ________________
Signature

By:
(if signing on behalf of an entity)

Name:

Title:
(if signing on behalf of an entity)

Address:

Phone:

e-mail:

State of Residence: _______________________
(if different from address above)

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EXHIBIT A

THE SECURITIES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933 (THE “ACT”) OR APPLICABLE STATE SECURITIES LAWS, AND THE TRANSFER THEREOF IS PROHIBITED EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE ACT, PURSUANT TO REGISTRATION UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM SUCH REGISTRATION. HEDGING TRANSACTIONS INVOLVING THESE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE ACT.

Warrant to Purchase _____________Shares of Common Stock

LOOP INDUSTRIES, INC.

Date of Issuance: _______________, 2018

THIS CERTIFIES that, for value received, __________________ or its assigns (in either case, the “Holder”) is entitled to purchase, subject to the provisions of this Warrant, from Loop Industries, Inc., a Nevada corporation (the “Company”), at the price per share set forth in Section 8 hereof, that number of shares of the Company’s common stock (the “Common Stock”) set forth in Section 7 hereof. This Warrant is referred to herein as the “Warrant” and the shares of Common Stock issuable pursuant to the terms hereof are sometimes referred to herein as “Warrant Shares.”

1. Holder Exercise of Warrant. This Warrant shall only be exercisable in whole. To exercise this Warrant in whole, the Holder shall deliver to the Company at its principal office, (a) a written notice, in substantially the form of the exercise notice attached hereto as Exhibit A (the “Exercise Notice”), of the Holder’s election to exercise this Warrant, which notice shall specify the number of shares of Common Stock to be purchased, (b) a check in the amount of the aggregate exercise price for the Warrant Shares being purchased, and (c) this Warrant. The Company shall as promptly as practicable, and in any event within twenty (20) days after delivery to the Company of (i) the Exercise Notice, (ii) the check mentioned above, and (iii) this Warrant, execute and deliver or cause to be executed and delivered, in accordance with such notice, a certificate or certificates representing the aggregate number of shares of Common Stock specified in such notice, provided this Warrant has vested on or prior to the date such notice is delivered. Each certificate representing Warrant Shares shall bear the legend or legends required by applicable securities laws as well as such other legend(s) the Company requires to be included on certificates for its Common Stock. The Company shall pay all expenses and other charges payable in connection with the preparation, issuance and delivery of such stock certificates except that, in case such stock certificates shall be registered in a name or names other than the name of the Holder, funds sufficient to pay all stock transfer taxes that are payable upon the issuance of such stock certificate or certificates shall be paid by the Holder at the time of delivering the Exercise Notice. All shares of Common Stock issued upon the exercise of this Warrant shall be validly issued, fully paid, and nonassessable.

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The Warrant shall expire one (1) year from the date of issuance (the “Expiration Date”). The date of issuance shall be 60 days from the date of closing of the Loop Industries, Inc. January 2018 private placement of common stock in the event the Company has not yet filed the “Resale Registration Statement” as defined in the Subscription Agreement pursuant to which this Warrant was issued (the “Subscription Agreement”) OR prior to that date if the Holder elects to forgo its registration rights contained in the Subscription Agreement. The Holder may exercise the warrant at any time prior to the Expiration Date. The Company has no restriction on the sale or transfer of the Warrant or Warrant Shares; however, the Holder is required to comply with all state and U.S. laws and regulations relating to security sales and transfers. The Company grants and the Holder will have “Piggy Back Registration Rights” on the Shares underlying this Warrant as defined in the Subscription Agreement.

2. Reservation of Shares. The Company hereby covenants that at all times during the term of this Warrant there shall be reserved for issuance such number of shares of its Common Stock as shall be required to be issued upon exercise of this Warrant.

3. Fractional Shares. This Warrant may be exercised only for a whole number of shares of Common Stock, and no fractional shares or scrip representing fractional shares shall be issuable upon the exercise of this Warrant.

4. Transfer of Warrant and Warrant Shares. The Holder may sell, pledge, hypothecate, or otherwise transfer this Warrant, in whole, in accordance with and subject to the terms and conditions set forth in this Warrant, and then only if such sale, pledge, hypothecation, or transfer is made in compliance with the Act or pursuant to an available exemption from registration under the Act relating to the disposition of securities.

5. Loss of Warrant. Upon receipt by the Company of evidence satisfactory to it of the loss, theft, or destruction of this Warrant, and of indemnification satisfactory to it, or upon surrender and cancellation of this Warrant, if mutilated, the Company will execute and deliver a new warrant of like tenor.

6. Rights of the Holder. No provision of this Warrant shall be construed as conferring upon the Holder the right to vote, consent, receive dividends or receive notice other than as expressly provided herein. Prior to exercise, no provision hereof, in the absence of affirmative action by the Holder to exercise this Warrant, and no enumeration herein of the rights or privileges of the Holder, shall give rise to any liability of the holder for the purchase price of any warrant shares or as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

7. Number of Warrant Shares. This Warrant shall be exercisable for ________________shares of the Company’s Common Stock, as adjusted in accordance with this Warrant.

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8. Exercise Price; Adjustment of Warrants.

a. Determination of Exercise Price. The per share purchase price (the “Exercise Price”) for each of the Warrant Shares purchasable under this Warrant shall be equal to $12.00.

b. Adjustment for Mergers, Reorganization, Reset of the Number or Price of Shares and Warrants, etc. In case of any consolidation or merger of the Company with or into another corporation or the conveyance of all or substantially all of the assets of the Company to another corporation, this Warrant shall be exercisable into the number of shares of stock or other securities or property to which a holder of the number of shares of Common Stock of the Company deliverable upon exercise of this Warrant would have been entitled upon such consolidation, merger or conveyance; and, in any such case, appropriate adjustment (as determined by the Board of Directors of the Company) shall be made in the application of the provisions herein set forth with respect to the rights and interest thereafter of the holder of this Warrant, to the end that the provisions set forth herein shall thereafter be applicable, as nearly as reasonable may be, in relation to any shares of stock or other property thereafter deliverable upon the exercise of this Warrant.

c. NO IMPAIRMENT. THE COMPANY WILL NOT, THROUGH ANY REORGANIZATION, TRANSFER OF ASSETS, CONSOLIDATION, MERGER, DISSOLUTION, ISSUE OR SALE OF SECURITIES OR ANY OTHER VOLUNTARY ACTION, AVOID OR SEEK TO AVOID THE OBSERVANCE OR PERFORMANCE OF ANY OF THE TERMS TO BE OBSERVED OR PERFORMED HEREUNDER BY THE COMPANY, BUT WILL AT ALL TIMES IN GOOD FAITH ASSIST IN THE CARRYING OUT OF ALL THE PROVISIONS OF THIS SECTION AND IN THE TAKING OF ALL SUCH ACTION AS MAY BE NECESSARY OR APPROPRIATE IN ORDER TO PROTECT THE EXERCISE RIGHTS OF THE HOLDER OF THIS WARRANT AGAINST IMPAIRMENT.

d. Issue Taxes. The Company shall pay issue taxes that may be payable in respect of any issue or delivery of shares of Common Stock on exercise of this Warrant, in whole; provided, however, that the Company shall not be obligated to pay any transfer taxes resulting from any transfer requested by any holder in connection with any such exercise.

e. Reservation of Stock Issuable Upon Conversion. The Company shall at all times reserve and keep available out of its authorized but unissued shares of common stock, solely for the purpose of effecting the exercise of this Warrant, such number of its shares of common stock as shall from time to time be sufficient to effect the exercise of this Warrant; and if at any time the number of authorized but unissued shares of common stock shall not be sufficient to effect the exercise of this Warrant, the Company will take all appropriate corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of common stock to such number of shares as shall be sufficient for such purpose.

9. Certain Distributions. In case the Company shall, at any time, prior to the Expiration Date, declare any distribution of its assets to holders of its common stock as a partial liquidation, distribution or by way of return of capital, other than as a dividend payable out of earnings or any surplus legally available for dividends, then the Holder shall be entitled, upon the proper exercise of this Warrant in whole prior to the effecting of such declaration, to receive, in addition to the shares of common stock issuable on such exercise, the amount of such assets (or at the option of the Company a sum equal to the value thereof at the time of such distribution to holders of common stock as such value is determined by the Board of Directors of the Company in good faith), which would have been payable to the Holder had it been a holder of record of such shares of common stock on the record date for the determination of those holders of Common Stock entitled to such distribution.

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10. Dissolution or Liquidation. In case the Company shall, at any time prior to the Expiration Date, dissolve, liquidate or wind up its affairs, the Holder shall be entitled, upon the proper exercise of this Warrant in whole and prior to any distribution associated with such dissolution, liquidation, or winding up, to receive on such exercise, in lieu of the shares of Common Stock to which the Holder would have been entitled, the same kind and amount of assets as would have been distributed or paid to the Holder upon any such dissolution, liquidation or winding up, with respect to such shares of Common Stock had the Holder been a holder of record of such share of Common Stock on the record date for the determination of those holders of Common Stock entitled to receive any such dissolution, liquidation, or winding up distribution.

11. Reclassification or Reorganization. In case of any reclassification, capital reorganization or other change of outstanding shares of common stock of the Company (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of an issuance of common stock by way of dividend or other distribution or of a subdivision or combination), the Company shall cause effective provision to be made so that the Holder shall have the right thereafter by exercising this Warrant, to purchase the kind and amount of shares of stock and other securities and PROPERTY RECEIVABLE UPON SUCH RECLASSIFICATION, CAPITAL REORGANIZATION OR OTHER CHANGE, BY A HOLDER OF THE NUMBER OF SHARES OF COMMON STOCK WHICH MIGHT HAVE BEEN PURCHASED UPON EXERCISE OF THIS WARRANT IMMEDIATELY PRIOR TO SUCH RECLASSIFICATION OR CHANGE. ANY SUCH PROVISION SHALL INCLUDE PROVISION FOR ADJUSTMENTS WHICH SHALL BE AS NEARLY EQUIVALENT AS MAY BE PRACTICABLE TO THE ADJUSTMENTS PROVIDED FOR IN THIS WARRANT. THE FOREGOING PROVISIONS OF THIS SECTION 12 SHALL SIMILARLY APPLY TO SUCCESSIVE RECLASSIFICATIONS, CAPITAL REORGANIZATIONS AND CHANGES OF SHARES OF COMMON STOCK. IN THE EVENT THAT IN ANY SUCH CAPITAL REORGANIZATION, RECLASSIFICATION, OR OTHER CHANGE, ADDITIONAL SHARES OF COMMON STOCK SHALL BE ISSUED IN EXCHANGE, CONVERSION, SUBSTITUTION OR PAYMENT, IN WHOLE, FOR OR OF A SECURITY OF THE COMPANY OTHER THAN COMMON STOCK, ANY AMOUNT OF THE CONSIDERATION RECEIVED UPON THE ISSUE THEREOF BEING DETERMINED BY THE BOARD OF DIRECTORS OF THE COMPANY SHALL BE FINAL AND BINDING ON THE HOLDER.

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IN WITNESS WHEREOF, the undersigned hereby sets his hand and seal this _____th day of ______________________, 2018

LOOP INDUSTRIES, INC.

By:
Name:	Daniel Solomita
Title:	President and Chief Executive Officer

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EXHIBIT A

NOTICE OF EXERCISE

(To be signed only upon exercise of the Warrant)

TO: Loop Industries, Inc.

The undersigned, hereby irrevocably elects to exercise the purchase rights represented by the Warrant granted to the undersigned on ______________ and to purchase thereunder __________* shares of Common Stock of Loop Industries, Inc. (the “Company”) and herewith encloses either payment of $____________ or instructions regarding the manner of exercise permitted under Section 1 of the Warrant, in full payment of the purchase price of such shares being purchased.

Dated: ________________

_________________________________________

(Signature must conform in all respects to name

of holder as specified on the face of the Warrant)

_________________________________________

(Please Print Name)

_________________________________________

(Address)

* Insert here the number of shares being exercised, without making any adjustment for additional Common Stock of the Company, other securities or property which, pursuant to the adjustment provisions of the Warrant, may be deliverable upon exercise.

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SCHEDULE A

(See attached)

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ACCREDITED INVESTOR’S REPRESENTATION LETTER

TO: Loop Industries, Inc. (the “Corporation”)

Capitalized terms not otherwise defined herein shall have the meaning ascribed thereto in the Subscription Agreement.

In connection with the purchase of Shares by the undersigned Purchaser or, if applicable, the principal on whose behalf the undersigned Purchaser is purchasing as agent, the Purchaser hereby represents, warrants, covenants and certifies to the Corporation that:

1.	the Purchaser is entitled under applicable Canadian securities laws to purchase the Shares without the benefit of a prospectus qualified under those securities laws;

2.	the Purchaser is purchasing the Shares as principal for its own account;

3.	the Purchaser is (and will be at the time of Closing) an “accredited investor” within the meaning of NI 45-106 by virtue of satisfying the indicated criterion as set out in Appendix A to this Accredited Investor’s Representation Letter;

4.	the Purchaser was not created or used solely to purchase or hold securities as an accredited investor as described in paragraph (m) of the definition of “accredited investor” in NI 45-106;

5.	upon execution of this Schedule A by the Purchaser, this Schedule A shall be incorporated into and form a part of the Subscription Agreement; and

6.	the Investor consents to the collection, use and disclosure of the personal information provided to the Corporation pursuant to the transaction contemplated in the Subscription Agreement, including this Schedule A, and acknowledges that such personal information may be disclosed by the Corporation to (a) any stock exchanges or securities regulatory authorities, (b) the Corporation’s registrar and transfer agent, (c) the Corporation’s legal counsel, and (d) Canada Revenue Agency. The Purchaser also consents to the filing of copies or originals of any of the Purchaser’s documents described in the Subscription Agreement as may be required to be filed with any stock exchange or securities regulatory authority in connection with the transactions contemplated hereby.

Dated: _________________________

Print name of Purchaser

By:
Signature

Print name of Signatory (if different from Purchaser)

Title

IMPORTANT:

PLEASE INITIAL THE APPLICABLE PROVISION

IN APPENDIX&NBSP;A OR APPENDIX B, AS APPLICABLE, ON THE NEXT PAGES.

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APPENDIX A

TO ACCREDITED INVESTOR REPRESENTATION LETTER

NOTE: THE PURCHASER MUST MARK ITS INITIALS BESIDE THE APPLICABLE PORTION OF THE DEFINITION BELOW.

Accredited Investor - (defined in NI 45-106) means:

______	(a)	except in Ontario, a Canadian financial institution, or a Schedule III bank,

______	(a.1)	in Ontario, a financial institution that is (i) a bank listed in Schedule I, II or III of the Bank Act (Canada); (ii) an association to which the Cooperative Credit Associations Act (Canada) applies or a central cooperative credit society for which an order has been made under subsection 473(1) of the Securities Act (Ontario); or (iii) a loan corporation, trust company, trust corporation, insurance company, treasury branch, credit union, caisse populaire, financial services cooperative or credit union league or federation that is authorized by a statute of Canada or Ontario to carry on business in Canada or Ontario, as the case may be,

______	(b)	the Business Development Bank of Canada incorporated under the Business Development Bank of Canada Act (Canada),

______	(c)	a subsidiary of any person referred to in paragraph (a), (a.1) or (b), if the person owns all of the voting securities of the subsidiary, except the voting securities required by law to be owned by directors of that subsidiary,

______	(d)	a person registered under the securities legislation of a jurisdiction of Canada as an adviser or dealer, except as otherwise prescribed by the regulations,

______	(e)	an individual registered under the securities legislation of a jurisdiction of Canada as a representative of a person referred to in paragraph (d),

______	(e.1)

an individual formerly registered under the securities legislation of a jurisdiction of Canada, other than an individual formerly registered solely as a representative of a limited market dealer under one or both of the Securities Act (Ontario) or the Securities Act (Newfoundland and Labrador),

______	(f)	the Government of Canada or a jurisdiction of Canada, or any crown corporation, agency or wholly owned entity of the Government of Canada or a jurisdiction of Canada,

______	(g)	a municipality, public board or commission in Canada and a metropolitan community, school board, the Comité de gestion de la taxe scolaire de l’île de Montréal or an intermunicipal management board in Québec,

______	(h)	any national, federal, state, provincial, territorial or municipal government of or in any foreign jurisdiction, or any agency of that government,

______	(i)	a pension fund that is regulated by the Office of the Superintendent of Financial Institutions (Canada), a pension commission or similar regulatory authority of a jurisdiction of Canada,

______	(j)	an individual who, either alone or with a spouse, beneficially owns financial assets having an aggregate realizable value that, before taxes but net of any related liabilities, exceeds $1 000 000,

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Note: If you have initialed besides this subsection (j), you must:

➢ refer to the definition of “financial assets” below, and then check and answer the applicable question below:

I, alone, beneficially own financial assets having an aggregate realizable value before taxes, but net of any related liabilities of:

☐ less than $1,000,000;

☐ between $1,000,001 and $2,000,000;

☐ between $2,000,001 and $3,000,000;

☐ between $3,000,001 and $4,000,000;

☐ between $4,000,001 and $5,000,000; or

☐ $5,000,001 or more.

Or

Together with my spouse, we beneficially own financial assets having an aggregate realizable value before taxes, but net of any related liabilities of:

☐ less than $1,000,000;

☐ between $1,000,001 and $2,000,000;

☐ between $2,000,001 and $3,000,000;

☐ between $3,000,001 and $4,000,000;

☐ between $4,000,001 and $5,000,000; or

☐ $5,000,001 or more

➢ and complete Appendix B hereto.

______	(j.1)	an individual who beneficially owns financial assets having an aggregate realizable value that, before taxes but net of any related liabilities, exceeds $5 000 000,

Note: If you have initialed besides this subsection (j.1), you must:

➢ refer to the definition of “financial assets” below, and then check and answer the applicable question below:

I, alone, beneficially own financial assets having an aggregate realizable value before taxes, but net of any related liabilities of:

☐ less than $5,000,000;

☐ between $5,000,001 and $6,000,000;

☐ between $6,000,001 and $7,000,000;

☐ between $7,000,001 and $8,000,000;

☐ between $8,000,001 and $9,000,000;

☐ between $9,000,001 and $10,000,000; or

☐ $10,000,001 or more

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______	(k)	an individual whose net income before taxes exceeded $200 000 in each of the 2 most recent calendar years or whose net income before taxes combined with that of a spouse exceeded $300 000 in each of the 2 most recent calendar years and who, in either case, reasonably expects to exceed that net income level in the current calendar year,

Note: If you have initialed besides this subsection (k), you must:

➢ check and answer the applicable question below:

I, alone, have a net income before taxes in the two (2) most recent calendar years, respectively, and reasonably and expect to maintain or exceed the net income of the current calendar year, of:

☐ less than $200,000;

☐ between $200,001 and $300,000;

☐ between $300,001 and $400,000;

☐ between $400,001 and $500,000; or

☐ $500,001 or more.

Or

Together with my spouse, we have a net income before taxes in the two (2) most recent calendar years, respectively, and we reasonably expect to maintain or exceed the net income in the current calendar year, of:

☐ less than $300,000;

☐ between $300,001 and $400,000;

☐ between $400,001 and $500,000; or

☐ $500,001 or more

➢ and complete Appendix B hereto.

______	(l)	an individual who, either alone or with a spouse, has net assets of at least $5 000 000,

Note: If you have initialed besides this subsection (l), you must:

➢ check and answer the applicable question below: I, alone, have net assets of:

☐ less than $5,000,000;

☐ between $5,000,001 and $6,000,000;

☐ between $6,000,001 and $7,000,000;

☐ between $7,000,001 and $8,000,000;

☐ between $8,000,001 and $9,000,000;

☐ between $9,000,001 and $10,000,000; or

☐ $10,000,001 or more

Or

Together with my spouse, we have net assets of:

☐ less than $5,000,000;

☐ between $5,000,001 and $6,000,000;

☐ between $6,000,001 and $7,000,000;

☐ between $7,000,001 and $8,000,000;

☐ between $8,000,001 and $9,000,000;

☐ between $9,000,001 and $10,000,000; or

☐ $10,000,001 or more

➢ and complete Appendix B hereto.

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______	(m)	a person, other than an individual or investment fund, that has net assets of at least $5 000 000 as shown on its most recently prepared financial statements,

Note: If you have initialed besides this subsection (m), you must:

➢ check and answer the applicable question below:

As shown on the Purchaser’s most recent prepared financial statements, the Purchaser has net assets of:

☐ less than $5,000,000;

☐ between $5,000,001 and $6,000,000;

☐ between $6,000,001 and $7,000,000;

☐ between $7,000,001 and $8,000,000;

☐ between $8,000,001 and $9,000,000;

☐ between $9,000,001 and $10,000,000; or

☐ $10,000,001 or more

______	(n)	an investment fund that distributes or has distributed its securities only to

		(i)	a person that is or was an accredited investor at the time of the distribution,

		(ii)	a person that acquires or acquired securities in the circumstances referred to in sections 2.10 [minimum amount investment], or 2.19 [additional investment in investment funds], or

		(iii)	a person described in subparagraph (i) or (ii) that acquires or acquired securities under section 2.18 [investment fund reinvestment],

______	(o)

an investment fund that distributes or has distributed securities under a prospectus in a jurisdiction of Canada for which the regulator or, in Québec, the securities regulatory authority, has issued a receipt,

______	(p)

a trust company or trust corporation registered or authorized to carry on business under the Trust and Loan Companies Act (Canada) or under comparable legislation in a jurisdiction of Canada or a foreign jurisdiction, acting on behalf of a fully managed account managed by the trust company or trust corporation, as the case may be,

______	(q)

a person acting on behalf of a fully managed account managed by that person, if that person is registered or authorized to carry on business as an adviser or the equivalent under the securities legislation of a jurisdiction of Canada or a foreign jurisdiction,

______	(r)

a registered charity under the Income Tax Act (Canada) that, in regard to the trade, has obtained advice from an eligibility adviser or an adviser registered under the securities legislation of the jurisdiction of the registered charity to give advice on the securities being traded,

______	(s)	an entity organized in a foreign jurisdiction that is analogous to any of the entities referred to in paragraphs (a) to (d) or paragraph (i) in form and function,

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______	(t)	a person in respect of which all of the owners of interests, direct, indirect or beneficial, except the voting securities required by law to be owned by directors, are persons that are accredited investors,

Note: If you have initialed beside this subsection (t), you must answer the question below:

The Investor is a person in respect of which all of the owners of interests, direct, indirect or beneficial, except the voting securities required by law to be owned by directors, are persons that are accredited investors described in subparagraph _________.

______	(u)	an investment fund that is advised by a person registered as an adviser or a person that is exempt from registration as an adviser,

______	(v)	a person that is recognized or designated by the securities regulatory authority or, except in Ontario and Québec, the regulator as an accredited investor, or

______	(w)	a trust established by an accredited investor for the benefit of the accredited investor’s family members of which a majority of the trustees are accredited investors and all of the beneficiaries are the accredited investor’s spouse, a former spouse of the accredited investor or a parent, grandparent, brother, sister, child or grandchild of that accredited investor, of that accredited investor’s spouse or of that accredited investor’s former spouse;

For the purposes hereof:

(a)	“Canadian financial institution” means:

	(i)	an association governed by the Cooperative Credit Associations Act (Canada) or a central cooperative credit society for which an order has been made under section 473(1) of that Act, or

	(ii)	a bank, loan corporation, trust company, trust corporation, insurance company, treasury branch, credit union, caisse populaire, financial services cooperative, or league that, in each case, is authorized by an enactment of Canada or a jurisdiction of Canada to carry on business in Canada or a jurisdiction of Canada;

(b)	“director” means:

	(i)	a member of the board of directors of a company or an individual who performs similar functions for a company, and

	(ii)	with respect to a person that is not a company, an individual who performs functions similar to those of a director of a company;

(c)	“eligibility adviser” means:

	(i)	a person that is registered as an investment dealer and authorized to give advice with respect to the type of security being distributed, and

	(ii)	in Saskatchewan and Manitoba, also means a lawyer who is a practicing member in good standing with a law society of a jurisdiction of Canada or a public accountant who is a member in good standing of an institute or association of chartered accountants, certified general accountants or certified management accountants in a jurisdiction of Canada provided that the lawyer or public accountant must not

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(A)	have a professional, business or personal relationship with the Corporation, or any of its directors, executive officer, founders, or control persons, and

(B)	have acted for or been retained personally or otherwise as an employee, executive officer, director, associate or partner of a person that has acted for or been retained by the Corporation or any of its directors, executive officers, founders or control persons within the previous 12 months;

(d)	“executive officer” means, for an issuer, an individual who is

	(i)	a chair, vice-chair or president,

	(ii)	a vice-president in charge of a principal business unit, division or function including sales, finance or production, or

	(iii)	performing a policy-making function in respect of the issuer, other than the individuals referred to in subparagraphs (i) or (ii);

(e)		“financial assets” means

	(i)	cash,

	(ii)	securities, or

	(iii)	a contract of insurance, a deposit or an evidence of a deposit that is not a security for the purposes of securities legislation;

(f)	“founder” means, in respect of an issuer, a person who,

	(i)	acting alone, in conjunction, or in concert with one or more persons, directly or indirectly, takes the initiative in founding, organizing or substantially reorganizing the business of the issuer, and

	(ii)	at the time of the distribution or trade is actively involved in the business of the issuer;

(g)	“foreign jurisdiction” means a country other than Canada or a political subdivision of a country other than Canada;

(h)	“fully managed account” means an account of a client for which a person makes the investment decisions if that person has full discretion to trade in securities for the account without requiring the client’s express consent to a transaction;

(i)	“investment fund” has the same meaning as in Regulation 81‑106 respecting Investment Funds Continuous Disclosure;

(j)	“jurisdiction” means a province or territory of Canada except when used in the term foreign jurisdiction;

(k)	“local jurisdiction” means the jurisdiction in which the Canadian securities regulatory authority is situate;

(l)	“non-redeemable investment fund” has the same meaning as in Regulation 81‑106 respecting Investment Funds Continuous Disclosure;

(m)	“person” includes

(i)	an individual,

(ii)	a legal person,

(iii)	a partnership, trust, fund and an association, syndicate, organization or other organized group of persons, whether constituted or not as a legal person, and

(iv)	individual or other person in that person’s capacity as a trustee, executor, administrator or personal or other legal representative;

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(n)	“regulator” means, for the local jurisdiction, the Executive Director or Director or the Autorité des marchés financiers as defined under securities legislation of the local jurisdiction;

(o)	“related liabilities” means

(i) liabilities incurred or assumed for the purpose of financing the acquisition or ownership of financial assets, or

(ii) liabilities that are secured by financial assets;

(p)	“Schedule III bank” means an authorized foreign bank named in Schedule III of the Bank Act (Canada);

(q)	“spouse” means, an individual who,

	(i)	is married to another individual and is not living separate and apart within the meaning of the Divorce Act (Canada), from the other individual,

	(ii)	is living with another individual in a marriage-like relationship, including a marriage-like relationship between individuals of the same gender, or

	(iii)	in Alberta, is an individual referred to in paragraph (i) or (ii) above, or is an adult interdependent partner within the meaning of the Adult Interdependent Relationships Act (Alberta);

(r)	“subsidiary” means an issuer that is controlled directly or indirectly by another issuer and includes a subsidiary of that subsidiary.

ALL MONETARY REFERENCES ARE IN CANADIAN DOLLARS.

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APPENDIX B

TO ACCREDITED INVESTOR REPRESENTATION LETTER

Risk Acknowledgement Form for Individual Accredited Investors

WARNING TO INVESTORS

This investment is risky. Don’t invest unless you can afford to lose all the money you pay for this investment.

SECTION 1 TO BE COMPLETED BY THE ISSUER
1. About your investment
Type of securities: Shares	Issuer: Loop Industries, Inc.
SECTIONS 2 TO 4 TO BE COMPLETED BY THE INVESTOR
2. Risk acknowledgement
	This investment is risky. Initial that you understand that:	Your Initials
Risk of loss - You could lose your entire investment of $ _____________. [Instruction: Insert the total dollar amount of the investment.]
Liquidity risk - You may not be able to sell your investment quickly - or at all.
Lack of information - You may receive little or no information about your investment.

Lack of advice - You will not receive advice from the salesperson about whether this investment is suitable for you unless the salesperson is registered. The salesperson is the person who meets with, or provides information to, you about making this investment. To check whether the salesperson is registered, go to www.aretheyregistered.ca.

3. Accredited investor status

You must meet at least one of the following criteria to be able to make this investment. Initial the statement that applies to you. (You may initial more than one statement.) The person identified in section 6 is responsible for ensuring that you meet the definition of accredited investor. That person, or the salesperson identified in section 5, can help you if you have questions about whether you meet these criteria.

Your initials

•          Your net income before taxes was more than $200,000 in each of the 2 most recent calendar years, and you expect it to be more than $200,000 in the current calendar year. (You can find your net income before taxes on your personal income tax return.)

•          Your net income before taxes combined with your spouse’s was more than $300,000 in each of the 2 most recent calendar years, and you expect your combined net income before taxes to be more than $300,000 in the current calendar year.

• Either alone or with your spouse, you own more than $1 million in cash and securities, after subtracting any debt related to the cash and securities.
• Either alone or with your spouse, you have net assets worth more than $5 million. (Your net assets are your total assets (including real estate) minus your total debt.)

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4. Your name and signature
By signing this form, you confirm that you have read this form and you understand the risks of making this investment as identified in this form.
First and last name (please print):
Signature:	Date:
SECTION 5 TO BE COMPLETED BY THE SALESPERSON
5. Salesperson information

[Instruction: The salesperson is the person who meets with, or provides information to, the purchaser with respect to making this investment. That could include a representative of the issuer or selling security holder, a registrant or a person who is exempt from the registration requirement.]

First and last name of salesperson (please print):
Telephone:	Email:
Name of firm (if registered):
SECTION 6 TO BE COMPLETED BY THE ISSUER OR SELLING SECURITY HOLDER
6. For more information about this investment

Loop Industries, Inc.

Antonella Penta, 450-951-8555 x 220

For more information about prospectus exemptions, contact your local securities regulator. You can find contact information at www.securities-administrators.ca.

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SCHEDULE B

BENEFICIARY NAME:	LOOP INDUSTRIES, INC
BENEFICIARY ADDRESS:	50 West Liberty Street, Suite 880 RENO, NV 89501-1977
BENEFICIARY BANK:	Bank of America
BANK ACCOUNT:	501017130572
ADDRESS:	4800 west Tropicana Ave Las Vegas, NV 89103
SWIFT:	BOFAUS3N For Foreign : BOFAUS6N
ABA for direct deposits:	122400724
ABA domestic wire transfers:	0122400724

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